Exhibit 99.2

FORM OF

REGISTRATION RIGHTS AGREEMENT

SCOTIA PACIFIC COMPANY LLC

7.11% Series B Class A-2

Timber Collateralized Notes Due 2028

[    ], 2006

To the Initial Holders (as defined below)

Ladies and Gentlemen:

Scotia Pacific Company LLC (the "Company"), is selling, upon the terms set forth in a Securities Purchase Agreement, dated [    ], 2006 (the "Purchase Agreement") among the Company and the holders of the Company's 7.11% Series B Class A-2 Timber Collateralized Notes due 2028 (the "Securities") listed in the signature pages hereof (the "Initial Holders"), [   ] aggregate principal amount of the Securities. As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and (ii) for the benefit of the Holders (as defined herein) from time to time of the Securities, as follows:

1.            Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:

"Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

"Affiliate" of any specified person means any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person whether through the ownership of voting securities or by agreement or otherwise.

"Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City, New York are authorized or obligated by law, regulation or executive order to close.

"Closing Date" means [	], 2006.

"Company" has the meaning set forth in the preamble hereto.

"DTC" means The Depository Trust Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

"Holder" means a person who is a holder or beneficial owner of any Securities; provided that, unless otherwise expressly stated herein, only registered holders of Securities thereof shall be counted for purposes of calculating any proportion of holders entitled to take any action or give notice pursuant to this Agreement.

"Holder Information" with respect to any Holder means information with respect to such Holder required to be included in the Shelf Registration Statement or the Prospectus pursuant to the Act and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such Holder for inclusion therein.

"Indenture" means the Indenture relating to the Securities, dated July 20, 1998 between the Company and The Bank of New York Trust Company, N.A., as successor trustee, as the same has been or may be amended from time to time in accordance with the terms thereof.

"Initial Holders" has the meaning set forth in the preamble hereto.

"Losses" has the meaning set forth in Section 5(a) hereof.

"Majority Holders" means the Holders of a majority of the then outstanding Transfer Restricted Securities.

"Notice and Questionnaire" means a Selling Security Holder Notice and Questionnaire substantially in the form of Annex A hereto.

"Notice Holder" shall mean, on any date, any Holder of Transfer Restricted Securities that has delivered a completed and signed Notice and Questionnaire to the Company on or prior to such date.

"Prospectus" means the prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including post-effective amendments, and all documents incorporated or deemed to be incorporated by reference in such prospectus.

"Purchase Agreement" has the meaning set forth in the preamble hereto.

"Rule 144" means Rule 144 under the Act (or any similar provision then in force).

"Rule 144A" means Rule 144A under the Act (or any successor provision promulgated by the SEC).

"Rule 144(k)" means Rule 144(k) under the Act (or any successor provision promulgated by the SEC).

"SEC" means the Securities and Exchange Commission.

"Securities" has the meaning set forth in the preamble hereto.

"Shelf Registration" means a registration effected pursuant to Section 2 hereof.

"Shelf Registration Period" has the meaning set forth in Section 2(d) hereof.

"Shelf Registration Statement" means the registration statement for the Shelf Registration on Form S-1 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including pre- and post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

"Suspension Period" has the meaning set forth in Section 2(e) hereof.

"Transfer Restricted Securities" means each Security until the earliest of the date on which such Security (i) has been transferred pursuant to the Shelf Registration Statement or another registration statement covering such Security which has been filed with the SEC pursuant to the Act, in either case after such registration statement has become effective and while such registration statement is effective under the Act, (ii) has been transferred pursuant to Rule 144 (or any similar provision then in force) or (iii) may be sold or transferred pursuant to Rule 144(k) (or any successor provision promulgated by the SEC), and are freely tradeable without restriction under the Act after such sale or transfer.

"Trustee" means the trustee with respect to the Securities under the Indenture.

All references in this Agreement to financial statements and schedules and other information which is "contained," "included," or "stated" in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in the Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.

2.	Shelf Registration Statement.

(a)          The Company shall, at its expense, prepare and file with the SEC as soon as practicable following the Closing Date the Shelf Registration Statement with respect to resales of the Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution specified on Annex B hereto and set forth in such Shelf Registration Statement and thereafter shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable after the initial filing thereof. The Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, or by the Act, the Exchange Act or the SEC.

(b)          The Company shall give notice to all Holders of Transfer Restricted Securities, in the same manner as the Company would give notice to such Holders under the Indenture, of the date on which the Company intends to file the Shelf Registration Statement. The Company shall name each Holder that is a Notice Holder prior to the filing of the Shelf Registration Statement as a selling security holder in the Shelf Registration Statement. The Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling security holder in the Shelf Registration Statement.

(c)          After the Shelf Registration Statement has become effective, each Holder, other than the Initial Holders named in the Shelf Registration Statement, wishing to sell Transfer Restricted Securities pursuant to the Shelf Registration Statement shall deliver a Notice and Questionnaire to the Company at least 10 Business Days prior to any intended distribution. As promptly as practicable after the date a completed and signed Notice and Questionnaire is delivered to the Company, the Company shall prepare and file with the SEC (x) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Transfer Restricted Securities in accordance with applicable law; provided that the Company shall not be required to file more than one post-effective amendment in any calendar quarter. If the Company files a post-effective amendment to the Shelf Registration Statement, it shall use its reasonable best efforts to cause such post-effective amendment to become effective under the Act as promptly as is practicable. Notwithstanding any other provision hereof, if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to take any of the actions set forth above until the termination of such Suspension Period.

(d)          The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Act in order to permit the Prospectus to be usable, subject to Section 2(e), by all Notice Holders until the earliest of (i) the date that all such Securities may be freely transferred without restriction by non-affiliates pursuant to Rule 144(k) (or any successor or comparable rule or regulation) under the Act, (ii) the date that such Securities have ceased to be outstanding, (iii) the date as of which all the Securities have been sold pursuant to the Shelf Registration Statement or (iv) two years from the date hereof (in any such case, such period being called the "Shelf Registration Period"); provided, however, that the period of effectiveness of the Shelf Registration Statement provided for in this Section 2(d) shall be extended by the number of days of any Suspension Period. The Company will, (x) subject to Section 2(e), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (y) subject to Section 2(e), cause the Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act) and (z) comply in all material respects with the provisions of the Act with respect to the disposition of all Securities during the Shelf Registration Period in accordance with the intended methods of disposition by the Holders thereof set forth in such Shelf Registration Statement and the Prospectus.

(e)          The Company may suspend the availability of the Shelf Registration Statement and the use of the Prospectus (the period during which the availability of the Shelf Registration Statement and the Prospectus is suspended herein referred to as the "Suspension Period") for a period not to exceed 60 days in the aggregate during any 12-month period for valid business reasons, to be determined by the Company in its sole judgment (which shall not include the avoidance of the Company's obligations hereunder), including, without limitation, (i) the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated in the Shelf Registration Statement or the Prospectus or necessary in order to make the statements in those documents not misleading; (ii) the occurrence or existence of any pending corporate development or other similar event with respect to the Company or a public filing with the SEC that, in the Company's reasonable discretion, makes it appropriate to suspend the availability of the Shelf Registration Statement and the Prospectus; or (iii) it becomes necessary to amend the Shelf Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules under those laws; provided in each case that the Company promptly thereafter complies with the requirements of Section 3(j) hereof, if applicable.

3.            Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

(a)          The Company shall (i) furnish to the Holders, within a reasonable period of time prior to the filing thereof with the SEC to afford the Holders and their counsel (such counsel being limited to one law firm or counsel) a reasonable opportunity for review, a copy of the Shelf Registration Statement, and each amendment thereof, and a copy of the Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act and any amendments filed solely to include Holder Information or to name a Holder as selling security holder), and shall reflect in each such document, when so filed with the SEC, such comments as the Holders may reasonably propose, except to the extent the Company reasonably determines it to be inadvisable or inappropriate to reflect such comments therein, and (ii) include information regarding the Notice Holders and any additional methods of distribution proposed by the Notice Holders (to the extent permitted by law) for their Transfer Restricted Securities provided to the Company in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b)          Subject to Section 2(e), the Company shall ensure that (i) the Shelf Registration Statement and any amendment thereto and the Prospectus comply in all material respects with the Act and the rules and regulations thereunder, (ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to any Holder Information.

(c)          The Company, as promptly as reasonably practicable (but in any event within five Business Days), shall notify the Holders and each Notice Holder and, if requested by any such Holder, confirm such notice in writing:

i.             when the Shelf Registration Statement and any amendment thereto or the Prospectus and any amendments and supplements thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

ii.            of any request by the SEC following effectiveness of the Shelf Registration Statement for amendments or supplements to the Shelf Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company's Exchange Act filings);

iii.           of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement or of any order preventing or suspending the use of the Prospectus or the initiation or threat of any proceedings for that purpose;

iv.           of the receipt by the Company of any notification with respect to the suspension of the qualification of the Transfer Restricted Securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

v.            of the happening of any event or the existence of any condition or any information becoming known that requires the making of any changes in the Shelf Registration Statement or the Prospectus or any document incorporated by reference therein so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement or the Prospectus or any document incorporated by reference therein, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading;

vi.           of the Company's determination that a post-effective amendment to the Shelf Registration Statement is necessary; and

vii.         of the commencement (including as a result of any of the events or circumstances described in paragraphs (ii) through (vi) above) and termination of any Suspension Period.

Notwithstanding the forgoing, the Company shall not be required to provide any notice under this Section 3(c) in respect of amendments to the Shelf Registration Statement caused by the filing of a report under the Exchange Act or any amendment (including any post-effective amendment) filed solely to include Holder Information or to name a Holder as a selling security holder.

(d)          The Company shall use its reasonable best efforts to obtain (i) the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement and the use of any related Prospectus and (ii) the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest possible time, and shall provide notice to each Holder of the withdrawal of any such orders or suspensions.

(e)          The Company shall promptly furnish to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, excluding all documents incorporated or deemed to be incorporated therein by reference and all exhibits thereto (unless the Company is requested by such Notice Holder to include such incorporated documents or exhibits).

(f)           The Company shall, during the Shelf Registration Period, promptly deliver to the Holders, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement, and any amendment or supplement thereto, as such person may reasonably request; and, except as provided in Sections 2(e) and 3(p) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

(g)          Prior to any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify, or cooperate with the Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Holders reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Shelf Registration Statement; provided, however, that the Company will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or to (B) take any action which would subject it to service of process or taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(h)          The Company shall cooperate with the Holders to facilitate the transfer of the Transfer Restricted Securities sold pursuant to the Shelf Registration Statement in such denominations permitted by the Indenture and registered in such names as Holders may request at least two Business Days prior to settlement of sales of Transfer Restricted Securities pursuant to such Shelf Registration Statement.

(i)           Subject to the exceptions contained in (A) and (B) of Section 3(g) above, the Company shall use its reasonable best efforts to cause the Transfer Restricted Securities covered by the applicable Shelf Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by the Shelf Registration Statement.

(j)           Upon the occurrence of any event described in Section 3(c)(v) or 3(c)(vi) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to the Shelf Registration Statement, or an amendment or supplement to the related Prospectus, or any document incorporated therein by reference, or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided that the Company's obligations under this paragraph (j) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(e) hereof and given notice of such suspension to Notice Holders, it being understood that the Company's obligations under this Section 3(j) shall be automatically reinstated at the end of such Suspension Period.

(k)          The Company shall use its reasonable best efforts to provide, prior to the effective date of the Shelf Registration Statement hereunder (i) a CUSIP number for the Transfer Restricted Securities registered under such Shelf Registration Statement and (ii) global certificates for such Transfer Restricted Securities to the Trustee, in a form eligible for deposit with DTC.

(l)           The Company shall use its best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the SEC thereunder (or any similar rule promulgated under the Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Shelf Registration Statement or each post-effective amendment to the Shelf Registration Statement, which such statements shall be made available no later than 45 days after the end of the 12-month period or 90 days after the end of the 12-month period, if the 12-month period coincides with the fiscal year of the Company.

(m)         The Company may require each Holder of Transfer Restricted Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Transfer Restricted Securities sought by the Notice and Questionnaire and such additional information as may, from time to time, be required by the Act and/or the SEC, and the obligations of the Company to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

(n)          The Company shall, if reasonably requested, use its reasonable best efforts to promptly incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement (i) such information as the Majority Holders provide and (ii) such information as a Holder may provide from time to time to the Company in writing for inclusion in the Prospectus or the Shelf Registration Statement concerning such Holder and the distribution of such Holder's Transfer Restricted Securities and, in either case, shall make all required filings of such Prospectus supplement or post-effective amendment promptly after being notified in writing of the matters to be incorporated in such Prospectus supplement or post-effective amendment, provided that the Company shall not be required to take any action under this Section 3(n) that is not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

(o)          If reasonably requested in writing in connection with any disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement, make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Transfer Restricted Securities and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate executive officers, directors and designated employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours all relevant information reasonably requested by such representative for the Notice Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, however that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such persons, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law (including in the Shelf Registration), or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality.

(p)          Each Notice Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(ii) through and including 3(c)(vii), each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(j) hereof, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be, provided that the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by a Notice Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Act, so long as such Notice Holder does not and is not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be.

4.            Registration Expenses. Whether or not the Shelf Registration Statement is filed or becomes effective, the Company shall pay all costs, fees and expenses incident to the Company's performance of and compliance with this Agreement, including (i) all registration and filing fees, (ii) all fees and expenses of compliance with securities or blue sky laws, including reasonable fees and disbursements of counsel in connection therewith, (iii) printing expenses (including expenses of printing prospectuses if the printing of prospectuses is requested by the Holders), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Shelf Registration Statement and (vii) all other costs, fees and expenses incident to the Company's performance or compliance with this Agreement. The Company shall also reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith and approved by the Company, which approval shall not be unreasonably withheld. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker's commission, agency fee and underwriter's discount or commission, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities pursuant to the Shelf Registration Statement.

5.	Indemnification and Contribution.

(a)          The Company (1) will indemnify and hold harmless each Holder of Transfer Restricted Securities covered by the Shelf Registration Statement (including, without limitation, each Initial Holder), the officers, directors, agents and employees of each of such Holder, and each person who controls any such Holder within the meaning of either the Act or the Exchange Act and the officers, directors, agents and employees of each such controlling person (collectively referred to for purposes of this Section 5 as a "Holder") against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or in the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (2) will reimburse each such party for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim as such expenses are incurred (such legal or other expenses reasonably incurred, together with any such losses, claims, damages or liabilities described in clause (1) of this section, the "Losses"); provided, however, (i) that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon Holder Information, (ii) that with respect to any untrue statement or omission of material fact made in the Shelf Registration Statement, or in the Prospectus, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of the Holder or any person who controls the Holder within the meaning of either the Act or the Exchange Act from whom the person asserting any such Losses purchased the securities concerned, to the extent that any such Losses of the Holders occur under the circumstance where it shall have been established that (w) the Company had previously furnished copies of the Prospectus, and any amendments and supplements thereto, to the Holder, (x) delivery of the Prospectus, and any amendment or supplements thereto, was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Prospectus was corrected in amendments or supplements thereto, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of such amendments or supplements to the Prospectus, and (iii) the Company will not be liable for any such Losses in connection with any settlement of any pending or threatened litigation or any pending or threatened governmental agency investigation or proceeding if that settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b)          Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, officers, employees and agents and each person who controls the Company within the meaning of either the Act or the Exchange Act, against any Losses to which any of them may become subject, under the Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or in the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon and is consistent with the Holder Information supplied by such Holder. This indemnity agreement will be in addition to any liability that such Holder may otherwise have.

(c)          Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including any governmental investigation), such indemnified party will, if a claim for indemnification in respect thereof is to be made against the indemnifying party under Section 5(a) or 5(b) hereof, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party otherwise than under Section 5(a) or 5(b) hereof to the extent the indemnifying party is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein (jointly with any other indemnifying party similarly notified), and to the extent that it may elect, by written notice, delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume, at the indemnifying party's expense, the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants (including any impleaded parties) in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to any local counsel), approved by the Holders in the case of paragraph (a) of this Section 5, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party fails to assume promptly the defense of such action or proceeding or shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice or commencement of the action, (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party is likely to present such counsel with a conflict of interest; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)          In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party agrees to contribute to the Losses to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations; provided, however, that in no case shall an indemnifying party that is a Holder be responsible for any amount in excess of the amount by which the total proceeds received by such Holder from the sale of the Transfer Restricted Securities (net of all underwriting discounts and commissions) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or relates to Holder Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each person who controls such Holder within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e)          The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 5 hereof, and will survive the sale by a Holder of Transfer Restricted Securities covered by the Shelf Registration Statement.

6.	Miscellaneous.

(a)          No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(b)          Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders.

(c)          Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

i.             if to the Initial Holders, initially at the address set forth in the Purchase Agreement;

ii.            if to any other Holder, at the most current address of such Holder maintained by the registrar under the Indenture (provided that while the Securities are in book-entry form, notice to the Trustee shall serve as notice to the Holders), or, in the case of the Notice Holder, the address set forth in its Notice and Questionnaire; and

iii.          if to the Company, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

The Holders or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

(d)          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto. In the event that any other person shall succeed to the Company under the Indenture, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Holders, whereby such successor shall assume all of the Company's obligations under this Agreement.

(e)          Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(f)           Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g)          GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

(h)          Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(i)           Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(j)           Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period, except for any liabilities or obligations under Sections 4 or 5 to the extent arising prior to the end of the Shelf Registration Period.

Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours,

SCOTIA PACIFIC COMPANY LLC
By: Name: Title:

[SIGNATURE PAGES OF HOLDERS FOLLOWS]

AGREED AND ACCEPTED:

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

Annex A

Scotia Pacific Company LLC

Selling Security Holder Notice and Questionnaire

The undersigned beneficial owner of 7.11% Series B Class A-2 Timber Collateralized Notes due 2028 (the "Securities") of Scotia Pacific Company LLC (the "Company") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Securities, in accordance with the terms of the Registration Rights Agreement, dated as of [ ], 2006 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling security holder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the "Selling Security Holder") of Securities hereby elects to include the Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

Annex A — Page 1

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.
(a)	Full Legal Name of Selling Security Holder

(b)	Full Legal Name of Holder (if not the same as (a) above) through which Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Security Holder:

Telephone:
Fax:
Contact Person:

3. Beneficial Ownership of Securities:

(a)	Type and Principal Amount of Securities beneficially owned:

Annex A — Page 2

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?
Yes	☐	No	☐
Note:	If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
(b)	Are you an affiliate of a broker-dealer?
Yes	☐	No	☐
(c)

If you are an affiliate of a broker-dealer, do you certify that you bought the Securities in the ordinary course of business, and at the time of the purchase of the Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Securities?

Yes	☐	No	☐
Note:	If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Security Holder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Security Holder:

Annex A — Page 3

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Annex A — Page 4

Annex B

PLAN OF DISTRIBUTION

We will not receive any of the proceeds of the sale of the notes offered by this prospectus. The aggregate proceeds to the selling security holders from the sale of the notes will be the purchase price of the notes less any discounts and commissions. A selling security holder reserves the right to accept and, together with its agents, to reject, any proposed purchase of notes to be made directly or through agents.

The notes may be sold from time to time to purchasers:

•	directly by the selling security holders and their successors, which includes their transferees, pledgees or donees or their successors, or
•

through broker-dealers or agents who may receive compensation in the form of discounts or commissions from the selling security holders or the purchasers of the notes. These discounts or commissions may be in excess of those customary in the types of transactions involved.

The selling security holders and any broker-dealers or agents who participate in the distribution of the notes may be deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any selling security holder which is a broker-dealer or an affiliate of a broker-dealer will be deemed to be an "underwriter" within the meaning of Section 2(11) of the Securities Act, unless such selling security holder purchased in the ordinary course of business; and at the time of its purchase of the notes to be resold, did not have any agreements or understandings, directly or indirectly, with any person to distribute the notes. As a result, any profits on the sale of the notes by selling security holders who are deemed to be underwriters and any discounts, commissions or concessions received by any such broker-dealers or agents who are deemed to be underwriters will be deemed to be underwriting discounts and commissions under the Securities Act. Selling security holders who are deemed to be "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to prospectus delivery requirements of the Securities Act and to certain statutory liabilities, including, but not limited to, those relating to Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act. To our knowledge, none of the selling security holders who are broker-dealers or affiliates of broker-dealers, purchased the notes outside of the ordinary course of business or, at the time of the purchase of the notes, had any agreements or understandings, directly or indirectly, with any person to distribute the notes.

The notes may be sold in one or more transactions at:

•	fixed prices;
•	prevailing market prices at the time of sale;
•	varying prices determined at the time of sale; or
•	negotiated prices.

Annex B — Page 1

These sales may be effected in transactions (which may involve block transactions):

•	on any national securities exchange or quotation service on which the debt securities may be listed or quoted at the time of the sale;
•	in the over-the-counter market;
•	in transactions otherwise than on such exchanges or services or in the over-the-counter market; or
•	through the writing of options, whether such options are listed on an options exchange or otherwise through the settlement of short sales.

In connection with the sales of the notes or otherwise, the selling security holders may enter into hedging transactions with broker-dealers or other financial institutions. These broker-dealers or other financial institutions may in turn engage in short sales of the notes in the course of hedging their positions. The selling security holders may also (1) sell the notes and notes held by it to close out such short positions, or (2) loan or pledge the notes to broker-dealers that in turn may sell the notes.

A short sale of the notes by a broker-dealer, financial institution or selling security holder would involve the sale of such notes that are not owned, and therefore must be borrowed, in order to make delivery of the security in connection with such sale. In connection with a short sale of the notes a broker-dealer, financial institution or selling security holder may purchase the notes on the open market to cover positions created by short sales. In determining the source of the notes to close out such short positions, the broker-dealer, financial institution or selling security holders may consider, among other things, the price of shares of the notes available for purchase in the open market.

At the time a particular offering of the securities is made, if required, a prospectus supplement or post-effective amendment will be distributed, which will set forth the names of the selling security holders, the aggregate amount and type of securities being offered and the terms of the offering, including, to the extent required, (1) the name or names of any underwriters, broker-dealers or agents, (2) any discounts, commissions and other terms constituting compensation from the selling security holders and (3) any discounts, commissions or concessions allowed or reallowed to be paid to broker-dealers.

To our knowledge, there are currently no plans, arrangements or understandings between any selling security holder and any underwriter, broker-dealer or agent regarding the sale of the notes by the selling security holders.

We do not intend to apply for the listing of the notes on any securities exchange Accordingly, no assurances can be given as to the development of liquidity or any trading market for the notes.

We cannot assure you that any selling security holder will sell any or all of the notes with this prospectus. Further, we cannot assure you that any such selling security holder will not transfer, devise or gift the notes by other means not described in this prospectus. In addition, any

Annex B — Page 2

notes covered by this prospectus that qualify for sale under Rule 144 or Rule 144A of the Securities Act may be sold under Rule 144 or Rule 144A rather than under this prospectus. The notes may be sold in some states only through registered or licensed brokers or dealers. In addition, in some states the notes may not be sold unless they have been registered or qualified for sale or the sale is entitled to an exemption from registration.

The selling security holders and any other person participating in the sale of notes will be subject to the Exchange Act. The Exchange Act rules include, without limitation, Regulation M, which may limit the timing of purchases and sales of any of the notes by the selling security holders and any other such person. In addition, Regulation M of the Exchange Act may restrict the ability of any person engaged in the distribution of the notes to engage in market-making activities with respect to the particular notes being distributed for a period of up to five business days before the commencement of such distribution. This may affect the marketability of the notes and the ability of any person or entity to engage in market-making activities with respect to the notes.

Under the registration rights agreement filed as an exhibit to the registration statement of which this prospectus is a part, we and the selling security holders will be indemnified by the other against certain liabilities, including certain liabilities under the Securities Act, or will be entitled to contribution in connection with these liabilities.

We have agreed to pay substantially all of the expenses incidental to the performance of our obligations under the registration right agreements other than commissions, fees and discounts of underwriters, brokers, dealers and agents.

Annex B — Page 3